Exhibit 31.2 CERTIFICATION PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002 I, Preetam Shah, Ph.D., certify that: 1. I have reviewed this Amendment No. 1 to Annual Report on Form 10-K/A of Elicio Therapeutics, Inc.; and 2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report. Date: April 29, 2026 /s/ Preetam Shah, Ph.D. Preetam Shah, Ph.D. Chief Strategy and Financial Officer (Principal Financial Officer and Principal Accounting Officer)